UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 28, 2011

VALLEY NATIONAL BANCORP

(Exact Name of Registrant as Specified in Charter)

New Jersey	1-11277	22-2477875
(State or Other Jurisdiction of Incorporation	(Commission File Number)	(I.R.S. Employer Identification Number)

1455 Valley Road, Wayne, New Jersey	07470
(Address of Principal Executive Offices)	(Zip Code)

(973) 305-8800

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02 Unregistered Sales of Equity Securities.

In connection with the transactions contemplated by that certain Agreement and Plan of Merger dated April 28, 2011 (the “Merger Agreement”) between Valley National Bancorp (the “Registrant”) and State Bancorp, Inc. (“State Bancorp”), the Warrant to Purchase Common Stock of State Bancorp issued on December 5, 2008 to the United States Department of the Treasury (the “State Bancorp Warrant”) was converted, effective as of January 1, 2012, into a warrant (the “Valley Warrant”) to purchase 465,569 shares of the Registrant’s common stock, no par value, at an initial exercise price of $11.87 per share. A copy of the Valley Warrant is filed as Exhibit 4.1 to this Form 8-K and is incorporated into this Item 3.02 by reference.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 28, 2011, the Board of Directors (the “Board”) of the Registrant and Valley National Bank (the “Bank”) appointed Jeffrey S. Wilks to serve on the Board of the Registrant and the Bank, effective at the closing of the merger of State Bancorp with and into the Registrant, which became effective at 12:00 p.m., Eastern Time, on January 1, 2012 (the “Effective Time”). Mr. Wilks was designated for appointment as a director of the Registrant in accordance with the provisions of the Merger Agreement. No decision has been made regarding to which Board committees he may be appointed.

A copy of the press release announcing the appointment of Mr. Wilks to the Board of the Registrant and the Bank, dated December 30, 2011, is filed as Exhibit 99.1 to this Form 8-K and is incorporated into this Item 5.02 by reference.

Item 8.01 Other Events.

Effective as of the Effective Time, State Bancorp merged with and into the Registrant pursuant to the Merger Agreement (the “Merger”). Immediately following the Effective Time, State Bank of Long Island, a wholly-owned subsidiary of State Bancorp, was merged with and into Valley National Bank, a wholly-owned subsidiary of the Registrant.

Under the terms of the Merger, each outstanding share of State Bancorp common stock was converted into the right to receive one share of the Registrant’s common stock. In addition, each stock option granted under State Bancorp stock option plans was converted into an option to purchase common stock of the Registrant subject to the terms and conditions as in effect immediately prior to the Effective Time.

A copy of the press release announcing the completion of the Merger, dated December 30, 2011, is filed as Exhibit 99.1 to this Form 8-K and is incorporated into this Item 8.01 by reference.

Item 9.01 Financial Statements and Exhibits.

Exhibit

4.1	Warrant to Purchase Common Stock of Valley National Bancorp effective January 1, 2012.

99.1	Press Release of Valley National Bancorp, dated December 30, 2011.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 3, 2012	VALLEY NATIONAL BANCORP

	By:	/s/ Mitchell L. Crandell
Mitchell L. Crandell
First Senior Vice President and Chief Accounting Officer
(Principal Accounting Officer)

EXHIBIT INDEX

Exhibit No.	Title

4.1	Warrant to Purchase Common Stock of Valley National Bancorp effective January 1, 2012.

99.1	Press Release of Valley National Bancorp, dated December 30, 2011.